MFS(R)/SUN LIFE SERIES TRUST: MANAGED SECTORS SERIES

                      Supplement to the Current Prospectus


On April 18, 2005, shareholders of the Series approved the reorganization of the Series into the Capital Appreciation Series, also a series of MFS/Sun Life Series Trust. Accordingly, effective April 19, 2005, pending the consummation of this reorganization transaction, on or about April 25, 2005, shares of the Managed Sectors Series are no longer available for sale and exchanges into the Managed Sectors Series are no longer permitted.



                 The date of this Supplement is April 19, 2005.